Energy Fuels Increases Previously Announced Bought Deal Offering of Units to US$13,050,000

Lakewood, Colorado – September 15, 2016

Energy Fuels Inc. (NYSE MKT:UUUU; TSX:EFR) (“Energy Fuels” or the “Company”) is pleased to announce that due to increased demand, it has entered into an amended and restated underwriting agreement (as amended and restated, the “Underwriting Agreement”) with a syndicate of underwriters led by Cantor Fitzgerald Canada Corporation and Rodman & Renshaw a unit of H.C. Wainwright & Co., LLC, acting as co-lead underwriters and joint book-running managers to increase the size of the previously announced bought deal to US$13,050,000. Pursuant to the Underwriting Agreement, the underwriters have agreed to buy on a bought deal, underwritten basis 7,250,000 units (the “Units”) at a price of US$1.80 per Unit for gross proceeds of US$13,050,000 (the “Offering”). As previously announced, each Unit consists of one common share (each a “Share”) and one half of one common share purchase warrant (each whole warrant, a “Warrant”).  Each Warrant will be exercisable for five years following the closing date and will entitle the holder thereof to acquire one Share upon exercise at an exercise price of US$2.45 per Share. The Company has applied to list the Warrants on the Toronto Stock Exchange (the “TSX”), though listing will be subject to the Company fulfilling all of the listing requirements of the TSX. The Company intends to list the Warrants on the NYSE MKT within 90 days of the closing of the Offering, subject to the Company fulfilling all of the listing requirements of the NYSE MKT. The Company has granted the underwriters an option, exercisable at the offering price at any time prior to 5:00 p.m. (Toronto time) on the day that is the 30th day following the closing date of the Offering, to purchase up to an additional 15% of the base Units offered in the Offering (which may be exercised for Units, Shares, Warrants or a combination thereof) to cover over-allotments, if any, and for market stabilization purposes.  The Offering is expected to close on or about September 20, 2016, subject to obtaining customary TSX and NYSE MKT approvals. The Company intends to rely on the exemption set forth in Section 602.1 of the TSX Company Manual which provides that the TSX will not apply certain of its requirements to issuers whose shares are listed on another recognized stock exchange such as the NYSE MKT.

As previously announced, the Company intends to use the net proceeds of the Offering (i) to continue to finance the previously announced shaft sinking and evaluation at the Company’s high-grade Canyon mine project in Arizona; (ii) to continue to fund wellfield construction at the Company’s Nichols Ranch Project in Wyoming; (iii) to continue permitting of the Company’s projects, including Roca Honda and Jane Dough; (iv) to repay principal on outstanding indebtedness; and (v) for general corporate needs and working capital requirements. However, management of Energy Fuels will have discretion with respect to the actual use of the net proceeds of the Offering and there may be circumstances where, for sound business reasons, a reallocation of the net proceeds is necessary.

The Company intends to file a final prospectus supplement (the “Supplement”) in both Canada and the United States to its Canadian short form base shelf prospectus (the “Canadian Base Prospectus”) dated June 14, 2016 and its U.S. shelf registration statement on Form S-3 (the “Registration Statement”) which was declared effective on May 5, 2016. Before investing, you should read the prospectus in both the Canadian Base Prospectus as well as in the Registration Statement and other documents the Company has filed with the United States Securities and Exchange Commission and the Canadian Securities regulators for more complete information about the Company and this offering.  Copies of the Supplement and the Underwriting Agreement will be, and the Canadian Base Prospectus and the Registration Statement are, available for free by visiting the Company’s profiles on SEDAR at www.sedar.com or EDGAR at www.sec.gov/edgar.shtml, as applicable. Alternatively, investors may ask the underwriters or the Company to send them the Supplement, when available, the Canadian Base Prospectus and/or the base prospectus contained in the Registration Statement by contacting Cantor Fitzgerald Canada Corporation, attention: Equity Capital Markets, 181 University Avenue, Suite 1500, Toronto, ON, M5H 3M7, email: ecmcanada@cantor.com or Rodman & Renshaw a unit of H.C. Wainwright & Co., LLC, 430 Park Avenue, New York, NY 10022, email: placements@hcwco.com, or the Company’s Investor Relations department at (303) 974-2140.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of, Units, Warrants or Shares in any state or province in which such offer, solicitation or sale would be unlawful, prior to registration or qualification under the securities laws of any such state, province, or other jurisdiction.

About Energy Fuels Energy Fuels is a leading integrated US‐based uranium mining company, supplying U3O8 to major nuclear utilities. Energy Fuels holds three of America’s key uranium production centers, the White Mesa Mill in Utah, the Nichols Ranch Processing Facility in Wyoming, and the Alta Mesa Project in Texas. The White Mesa Mill is the only conventional uranium mill operating in the U.S. today and has a licensed capacity of over 8 million pounds of U3O8 per year. The Nichols Ranch Processing Facility is an in situ recovery (“ISR”) production center with a licensed capacity of 2 million pounds of U3O8 per year. Alta Mesa is an ISR production center currently on care and maintenance. Energy Fuels also has the largest NI 43‐101 compliant uranium resource portfolio in the U.S. among producers, and uranium mining projects located in a number of Western U.S. states, including one producing ISR project, mines on standby, and mineral properties in various stages of permitting and development. The Company’s common shares are listed on the NYSE MKT under the trading symbol “UUUU”, and on the TSX under the trading symbol “EFR”.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This news release contains certain “Forward-Looking Information” and “Forward Looking Statements” within the meaning of applicable Canadian and United States securities legislation, which may include, but is not limited to, statements with respect to the expected closing date of the Offering, the timing for listing of the Warrants on the NYSE MKT and the TSX, and the use of proceeds from the Offering. These forward-looking statements can be identified by the use of forward-looking terminology such as "intends", "may," "will," "plans," "believes," "anticipates," "expects," "estimates," "predicts," "potential," "continue," "opportunity," "goals," or "should". All statements, other than statements of historical fact, herein are considered to be forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the closing date of the Offering (if any) or the use of proceeds from the Offering to be different from those expressed by the forward-looking statements. Factors that could cause such events to differ from those anticipated in these forward-looking statements include risks associated with: the Company’s ability to satisfy the conditions to closing of the Offering and to use the proceeds from the Offering as expected, the ability to satisfy the requirements to list the Warrants on the NYSE MKT and the TSX, which could be affected by many of the risks described under the caption “Risk Factors” in the Company’s Annual Information Form dated March 15, 2016, which is available for review on SEDAR at www.sedar.com, and its Annual Report on Form 10-K, which is available for review on EDGAR at www.sec.gov/edgar.shtml and in the Supplement dated the date hereof and which will be available for review on SEDAR and EDGAR shortly. Forward-looking statements contained herein are made as of the date of this news release, and the Company disclaims, other than as required by law, any obligation to update any forward-looking statements whether as a result of new information, results, future events, circumstances, or if management’s estimates or opinions should change, or otherwise. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, the reader is cautioned not to place undue reliance on forward-looking statements.

The Company assumes no obligation to update the information in this communication, except as otherwise required by law.

Investor Inquiries:

Energy Fuels Inc.
Curtis Moore
VP – Marketing and Corporate Development
(303) 974-2140 or Toll free: (888) 864-2125
investorinfo@energyfuels.com
www.energyfuels.com